Supplement dated February 23, 2015

to the prospectus dated FEBRUARY 9, 2015

for the

InFraCap REIT Preferred ETF

The information below supplements the Prospectus, dated February 9, 2015, for the InfraCap REIT Preferred ETF (the “Fund”), a series of ETFis Series Trust I (the “Trust”):

On January 24, 2015, ETF Issuer Solutions, Inc., the sole member of Etfis Capital, LLC (the “Adviser”), the investment adviser of the Fund, entered into an agreement to sell a controlling interest in the Adviser to Virtus Investment Partners, Inc. (Ticker: VRTS) (the “Transaction”). The parties expect that the closing of the Transaction will occur in the first quarter of 2015, subject to the satisfaction of certain closing conditions.

The closing of the Transaction will result in a change of control of the Adviser and, as a result, the termination of the Fund's current investment advisory and sub-advisory agreements (the “Current Agreements”). Thus, in advance of the closing of the Transaction, the Board of Trustees (the “Board”) of the Trust met and approved a new investment advisory agreement with the Adviser and a new investment sub-advisory agreement with the Fund’s sub-adviser (the “New Agreements”), each in substantially the same form as the Current Agreements. The Transaction will not result in any change in the advisory fees paid by the Fund or the investment objective or the principal investment strategies of the Fund, and the Fund’s portfolio management team will remain the same immediately following the Transaction.

Having taken this action, a special meeting of the Fund’s shareholders is expected to be held in April 2015 to consider the approval of the New Agreements, and such other matters as the Board may deem appropriate. In advance of the meeting, a proxy statement, along with a notice of the shareholder meeting and a proxy ballot with more information regarding the Transaction and the New Agreements, will be sent to shareholders.

Assuming that the Fund’s shareholders approve the New Agreements, they will take effect upon promptly upon such approval. To provide for continuity of the Fund in the event that the closing of the Transaction occurs prior to such approval, the Board also approved interim advisory and sub-advisory agreements for the Fund, to take effect upon the closing of the Transaction. In the event the Transaction is not consummated for any reason, the Adviser and the Fund’s sub-adviser will continue to serve as the investment adviser and sub-adviser of the Fund pursuant to the terms of the Current Agreements.

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